UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2018

Federal Home Loan Mortgage Corporation

(Exact name of registrant as specified in its charter)

Freddie Mac

Federally chartered corporation	001-34139	52-0904874
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Jones Branch Drive McLean, Virginia	22102-3110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 903-2000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 3, 2018, Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation) issued a press release announcing that Christopher E. Herbert has been elected to Freddie Mac’s Board of Directors (the “Board”), effective as of March 29, 2018.

A copy of the press release is filed as Exhibit 99.1 to this Report on Form 8-K and incorporated herein by reference.

Mr. Herbert, 57, is an experienced leader in the educational sector, with in-depth knowledge of housing policy and urban development. He has been the Managing Director for Harvard University’s Joint Center for Housing Studies and a lecturer in Urban Planning and Design at the Harvard Graduate School of Design since January 2015. Prior to his appointment as Managing Director, he served as Research Director from 2010-2014 and was a Research Analyst from 1993-1997. From 1997 to 2010, Mr. Herbert was a senior associate at Abt Associates, Inc. He currently serves on the Board of Directors of the Homeownership Preservation Foundation and is a Trustee of Greenpath Financial Wellness. Mr. Herbert also is a member of the Advisory Board of the Milken Institute Center for the Future of Aging and the Advisory Council for the Center for Responsible Lending and is a fellow at the University of Wisconsin-Madison’s Center for Financial Security. He is a former member of the Federal Reserve Bank of Boston’s Community Development Research Advisory Council.

Mr. Herbert will receive compensation as a non-executive director of Freddie Mac as described in Freddie Mac’s Annual Report on Form 10-K filed on February 15, 2018 (the “2017 Annual Report”).

Freddie Mac will enter into an indemnification agreement with Mr. Herbert, effective as of March 29, 2018. A copy of the form of indemnification agreement is filed as Exhibit 10.1 to Freddie Mac’s Current Report on Form 8-K filed on November 27, 2017 and is incorporated herein by reference. For a description of this indemnification agreement, see the 2017 Annual Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the Exhibit Index below are being filed or furnished as part of this Report on Form 8-K:

Exhibit Number	Description of Exhibit

10.1	Form of Indemnification Agreement between the Federal Home Loan Mortgage Corporation and Outside Directors (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on November 27, 2017)

99.1	Press Release, dated April 3, 2018, issued by Freddie Mac

Freddie Mac Form 8-K

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:	/s/ Donald H. Layton
Donald H. Layton
Chief Executive Officer

Date: April 3, 2018

Freddie Mac Form 8-K